Annual Investor Conference December 12, 2005 New York City

Annual Investor Conference December 12, 2005 Agenda Agenda 12:00 p.m. - 1:00 p.m. Registration and Lunch 1:00 p.m. - 5:00 p.m. Introductory Comments -- Paul Gifford Goodrich Overview -- Marshall Larsen Airframe Systems -- Jack Carmola Electronic Systems -- John Grisik Engine Systems -- Cindy Egnotovich -- Break -- Operational Excellence - Marshall Larsen Financial Review -- Scott Kuechle Closing Remarks -- Marshall Larsen Panel Question & Answer -- All Presenters

Goodrich Corporation Presenters Marshall Larsen Chairman, President and Chief Executive Officer Jack Carmola Segment President, Airframe Systems John Grisik Segment President, Electronic Systems Cindy Egnotovich Segment President, Engine Systems Scott Kuechle Senior Vice President and Chief Financial Officer Paul Gifford Vice President, Investor Relations

Executive Profile Marshall Larsen Chairman, President and Chief Executive Officer Marshall Larsen is Chairman, President and Chief Executive Officer of Goodrich Corporation. He was named to his current position in October 2003. Marshall joined the company in 1977 as an Operations Analyst and Financial Manager. In 1981, he became Director of Planning and Analysis and subsequently Director of Product Marketing. In 1986, he became Assistant to the President and later served as General Manager of several divisions of the company's aerospace business. In 1994, he was elected a Vice President of the company and was named a Group Vice President of Goodrich Aerospace. In 1995 he was appointed Executive Vice President of the company and President and Chief Operating Officer of Goodrich Aerospace. In February 2002 Marshall was named President and Chief Operating Officer of Goodrich Corporation. He was appointed President and Chief Executive Officer in April 2003. Marshall received a Bachelor of Science degree in engineering from the United States Military Academy, West Point, N.Y., in 1970. He received a Master of Science degree from the Krannert Graduate School of Industrial Management at Purdue University in West Lafayette, Ind., in 1977. Marshall is a member of the Executive Committee of the U.S. Aerospace Industries Association, a member of the Board of Directors of Lowe's Companies, Inc., a member of the Board of Directors of the Boy Scouts of America Mecklenburg County Council and the Charlotte Regional Partnership.

Executive Profile Jack Carmola Segment President, Airframe Systems Jack Carmola is Segment President, Airframe Systems. The strategic business units within this segment are Actuation Systems, Aircraft Wheels and Brakes, Aviation Technical Services, Engineered Polymer Products, and Landing Gear. Jack joined Goodrich in 1996 as President of the Landing Gear division. He continued in this role after the Coltec merger was completed in 1999, and was responsible for the integration of Goodrich and former Menasco Landing Gear businesses. He was named President, Engine Systems, in November of 1999, and subsequently promoted to Group President. In January 2002, Jack was named Group President, Electronic Systems, and in December 2002, he was named Segment President, Engine Systems. He was named to his current position in June 2005. Prior to joining Goodrich, he spent 19 years with General Electric, starting with its corporate manufacturing management program, and progressing through assignments in manufacturing, engineering, quality and services with GE Aircraft Engines. His last assignment was as General Manager, Marine Business. Jack has a Bachelor of Science degree in Mechanical and Aerospace Engineering from the University of Rochester, and an MBA in Finance from Xavier University.

Executive Profile John Grisik Segment President, Electronic Systems John Grisik is Segment President, Electronic Systems. The strategic business units within this segment are Aircraft Interior Products, Fuel and Utility Systems, Lighting Systems, Optical and Space Systems, Power Systems, and Sensor Systems. John is also leading the Operational Excellence initiative for the Goodrich enterprise which includes Supply Chain, Continuous Improvement and Cost Leadership. John joined Goodrich in 1991 as General Manager of Ice Protection Systems. He became General Manager of Landing Gear in 1993 and Group Vice President of Safety Systems in 1995, and then Sensors and Integrated Systems in 1996. He was named Group President, Landing Systems in 2000 and Segment President, Airframe Systems in December 2002. He was named to his current position in June 2005. Before joining Goodrich, Dr. Grisik spent 22 years with General Electric primarily in the Aircraft Engine Group where he started his professional career as a materials and processes engineer. He held numerous positions of increasing authority, including Engine System Manager and Head of Strategic Planning. John holds Bachelor's, Master's and Doctor's of Science degrees in metallurgical engineering from the University of Cincinnati, and a Master's degree in Management from Stanford University Graduate School of Business. He is inventor/co-inventor of nine U.S. patents.

Executive Profile Cindy Egnotovich Segment President, Engine Systems Cindy Egnotovich is Segment President, Engine Systems. The strategic business units within this segment are Aerostructures, Customer Services, Engine Control Systems, Turbine Fuel Technologies and Turbomachinery Products. Cindy began her career at Goodrich in 1986 as a financial analyst. She was appointed Controller in 1993, Director of Operations in 1996, and then Vice President and General Manager, Ice Protection Systems Division in 1998. In 2000, she was appointed Vice President and General Manager of Commercial Wheels and Brakes. She was named Group President, Engine and Safety Systems in April 2002 and Segment President, Electronic Systems in December 2002. She was named to her current position in June 2005. A native of Simpson, Pennsylvania, Cindy holds a Bachelor of Business Administration in Accounting from Kent State University and a Bachelor of Science in Biology from Immaculata College near Philadelphia Pennsylvania.

Executive Profile Scott Kuechle Senior Vice President and Chief Financial Officer Scott Kuechle is Senior Vice President and Chief Financial Officer of Goodrich Corporation. He was promoted to this position in August 2005. Scott joined Goodrich in 1983 as a financial analyst and held subsequent management positions in financial analysis in the Tire Business and Corporate Office. In 1988 he became Assistant to the President. From 1989-1994, he had responsibility for Accounting, Information Technology, Human Resources and Purchasing for one of the company's operating subsidiaries. In 1994, he was promoted to Director of Finance and Banking, and in 1998 was elected Vice President and Treasurer. He became Vice President and Controller in September 2004. Scott holds a Bachelor of Business Administration from the University of Wisconsin - Eau Claire and a Master of Science in Industrial Administration from Carnegie-Mellon University. Scott is a member of the Standard & Poor's Corporate Ratings Group CFO Issuers' Council. He is also active with numerous community organizations and is a member of the Board of Directors of Communities in Schools and is Treasurer of The Weddington High School Band Boosters.

Executive Profile Paul Gifford Vice President of Investor Relations Paul Gifford is Vice President of Investor Relations, a position he has held since October 1999. Paul is responsible for developing and executing a strategy to inform, attract and retain investors through the company's overall communication with the investment community and relationships with buy and sell-side analysts. To accomplish this, he provides information to investors to enable them to more fully understand the company, its strategies and its prospects. Before joining Goodrich, Paul spent 22 years in Finance and Investor Relations at Boeing. Paul has completed the Executive MBA program at the University of Washington, and received his undergraduate degree in Finance from Washington State University. He has served as the Chair of the School of Business and Economics Advisory Committee at Washington State University, and has been active in many community activities, including the annual fundraising for the Pacific Science Center in Seattle, and Washington State University. Paul is on the national Board of Directors of the National Investor Relations Institute (NIRI).

Opening Remarks Marshall Larsen Chairman, President and CEO

Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, and the Lockheed Martin F-35 Joint Strike Fighter and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission, including the Company's 10-Q filed for the period ended September 30, 2005, and in the Company's 2006 financial outlook press release, dated December 12, 2005. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events.

Agenda Company and Market Overview Strategic Imperatives and Conference Overview

Company Overview - Goodrich One of the largest worldwide aerospace suppliers Broadest portfolio of products in industry Proprietary, flight critical products Strong market presence, increasing market share Focused on Operational Excellence and Balanced Growth

Great market positions Good top line growth Substantial margin improvement opportunity Significant cash flow improvement begins in 2007 Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations

Goodrich - Key Market Leadership Positions $4.7B $9.7B $8.9B $14.7B 2004 Aerospace Sales Sensors Cargo Systems APUs Wheel/Brakes Evacuation Systems Lighting Space Systems Landing Gear Environmental Controls Flight Ctrl/Actuation Electronic Controls Avionics Power Generation Engines Nacelles Goodrich HON SNECMA UTC Aerospace Focus - Leadership Positions - Global Presence - Broad Systems Capability - Highly Engineered Products Goodrich has the broadest portfolio of system leadership positions; with approximately 85% of sales in markets with #1 or #2 positions world-wide

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 8 16 6 25 7 4 28 6 2005 Sales by Market Channel Total Estimated Sales $5.3B Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 8% Airbus Commercial OE 16% Military & Space, OE & Aftermarket 28% Other 6% Heavy A/C Maint. 4% OE AM Balanced business mix - three major market channels, each with strong growth Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 36% Total Commercial OE 30% Total Military and Space 28%

Top Line Growth - Large Commercial OE Market 2005 orders at record levels - many for deliveries beyond 2008 Both manufacturers continue to increase production rates and deliveries Airbus fleet growing faster than Boeing fleet Sustained, steady growth will benefit both suppliers and manufacturers Overall active fleet continues to increase 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est 2006 Est 2007 Est Airbus 95 163 157 138 123 124 126 182 229 294 311 325 303 305 320 371 418 496 Boeing 527 605 573 409 311 256 271 374 564 620 491 527 381 281 285 301 395 444 Aircraft Deliveries Source: GR Estimates Boeing Airbus Boeing 10431 3697 Boeing Airbus Boeing 13412 7888 Active Passenger Fleet - 2005 Active Passenger Fleet - 2014 Boeing 76% Airbus 24% Boeing 63% Airbus 37%

Top Line Growth - Regional Jet Market Expect decline in regional aircraft deliveries in 2006 2006 Goodrich sales expected to continue to grow - result of content positioning and model mix Rapid growth since 1992 has driven rapid fleet size expansion Expect continued growth in aftermarket from installed base Good positions on all major regional jet models 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est 2006 Est 2007 Est Bombardier 0 0 3 22 26 40 52 59 77 81 99 148 186 223 176 132 80 78 Embraer 0 0 0 0 0 0 2 33 60 97 161 160 131 101 148 145 139 135 Regional Jet Deliveries 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est Installed fleet 0 0 3 25 51 91 145 237 374 552 812 1120 1443 1768 2089 2379 Cumulative Regional Jet Deliveries Source: Jet Information Services, Inc; GR Estimates Source: Jet Information Services, Inc; GR Estimates

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est 2006 Est 2007 Est 2008 Est 2009 Est 2010 Est 2011 Est 2012 Est 2013 Est 2014 Est 2015 Est Installed fleet 9326 9992 10514 10991 11377 11805 12332 12969 13713 14612 15115 15580 16132 16816 17480 18319 19130 19928 20773 21651 22368 23306 24215 25151 26389 Top Line Growth - Aftermarket Products and Services Driven by ASMs, fleet size & GDP Goodrich 2006 sales growth expected to continue to be above ASM growth rates RPM and ASM growth expected to be about the same for 2006 - 2010 World fleet expected to continue to grow Several recent Chapter 11 filings - no immediate impact on ASM trends Strong aftermarket trends will assist Goodrich margin expansion 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Est 2006 Est 2007 Est 2008 Est 2009 Est 2010 Est ASMs -0.016 0.115 0.032 0.055 0.104 0.062 0.037 0.04 0.04 0.061 -0.003 -0.027 0.015 0.101 0.05 0.059 0.054 0.051 0.051 0.051 RPMs -0.033 0.129 0.025 0.085 0.111 0.081 0.046 0.034 0.046 0.086 -0.026 -0.002 0.019 0.126 0.065 0.059 0.054 0.051 0.051 0.051 Above average growth rates possible over next several years World ASM and RPM Percent Change, Year Over Year Source: The Airline Monitor, July 2005 Total Aircraft in World Fleet

Top Line Growth - Military Market Goodrich product focus Surveillance and reconnaissance High usage platforms - helicopters, transport aircraft, fighters New platforms US in transition to "network-centric warfare" More focus on Surveillance and Reconnaissance to provide Intelligence Fewer new platform starts create upgrade opportunities Goodrich developing several new products for Homeland Security markets Market for Goodrich products is global, not dependent on any single program, platform or customer

2006 Sales Expectations Goodrich 2005 Est. Sales Mix Market 2006 Market Growth 2006 Goodrich Growth Market expectations - 2007 and beyond 8% 16% 24% Boeing OE Del. Airbus OE Del. Total (GR Weight) 36% 10% 19% 10-15% (Due to delivery lead times) Strong growth in 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 6% Reg'l/Bus OE (Weighted) 0-5% ~5% CF34-10 Engine Nacelles and tail cone support continued growth through the cycle 32% Aftermarket (Comm'l/Reg'l) ~5% 6-7% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 18% Military OE Flat to Down Flat Positions on funded platforms worldwide, new products provide stable growth 10% Military AM Flat Flat to Down 5% Platform utilization, upgrade opportunities support long-term growth 4% Heavy Maint. 5% Flat Goodrich operating at capacity, low growth with improving profitability 6% IGT/Other ~5% 100% Total ~7% 6-7%

Margin Expansion Outlook 2004 2005 2006 2007 2008 2009 Airframe Electronics Engines Co 0.104 0.115 0.126 OI/Sales Margins Total Company Objective Expect Airframe Systems margin improvement Sustained, high Engine Systems margins Mid-teens Electronics Systems margins Drivers Volume leverage R&D costs on new programs mitigate Pension, FX and stock- based compensation headwinds mitigate or reverse Substantial margin upside potential

GOODRICH

Free Cash Flow* Outlook


Free Cash Flow*
% of NI-Cont Ops.
150%
125%
100%
75%
50%
25%
0%
Includes ~$140M of program investments in Engine Systems for 787/A350
Positive Improvements Compared to 2006
2005
2006
2007
2008

- ✓ **Cash flow turning up in 2007 as new program investments mitigate**
  - ➢ **A380, 787, A350**
- ✓ **Lower pension funding**
- ✓ **Higher earnings**

Significant program wins drive 2006 investment

* Cash Flow from Operations *minus* Capital Expenditures

Note: See supplemental information slide #116 for detailed calculation of Free Cash Flow and Conversion as of the dates indicated.

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Sustainable Growth Sales from Key New Programs New program sales are expected to provide significant incremental sales growth (Dollars in Millions) Annual Expected Future Sales for: A380 Program 787 Program A350 Nacelles CF34-10 Nacelle System JSF Program C-5 Re-engine Program Small Engine Controls

Sustainable Growth Beyond the Peak of the Cycle Original Equipment Production High Airbus content - on high growth platforms Four new aircraft introductions between now and 2010 will help support higher production/delivery levels later 2006 - A380; 2008 - 787; 2009 - 747-8; 2010 - A350 Higher Goodrich content on new aircraft than on aircraft being replaced Single Aisle Small Twin Aisle Large Twin Aisle Very Large Twin Aisle Current Model 1.2 1.7 2 5.7 New Models N/A 3.9 N/A 7 Average Content per Aircraft ($M) B737, A320 B767, A330 B787, A350 B777, A340 B747 A380 Higher content per aircraft should dampen the effect from the next commercial down cycle

Sustainable Growth Beyond the Peak of the Cycle Commercial Aftermarket Significantly larger fleet will fuel aftermarket strength Excellent balance between Boeing and Airbus Airbus and regional jet fleet is getting older, more mature - increased aftermarket support More long-term agreements More opportunity for airline outsourcing Military and space market Balance and focus on high growth areas War on terror drives sustained spending

Agenda Company and Market Overview Strategic Imperatives and Conference Overview

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Military Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich Strategic Imperatives Focus on execution

Great market positions Good top line growth Substantial margin improvement opportunity Significant cash flow improvement begins in 2007 Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations Key for 2006: Entire organization focused on margin improvement - with a sense of urgency

Key Themes That Investors Will Hear Today Airframe Systems - Jack Carmola Margin improvement actions Electronic Systems - John Grisik Key growth opportunities Engine Systems - Cindy Egnotovich Strong, sustainable aftermarket Financial Review - Scott Kuechle 2005 and 2006 outlook

Airframe Systems Segment Jack Carmola Segment President Goodrich 2005 Investor Conference

Aircraft Wheels & Brakes Actuation Systems Landing Gear Engineered Polymer Products Aviation Technical Services Airframe Systems 2004 Sales $ 1,630M OI $ 90M % OI/Sales 5.5% 3Q YTD 2005 Sales $ 1,382M OI $ 55M % OI/Sales 4.0%

Airframe Systems Key Market Positions #1/2 Landing Gear EADS, MOD Bombardier Lockheed Global Airlines, Commercial & Military OEs #1 Actuation Systems #1/2 Aircraft Wheels & Brakes Key Customers Market Share Position Key Products Business Great market positions, strong customer base Landing Gear Wheels, Braking Systems Boeing Lockheed Martin Airbus Flight controls, Missile and Nacelle actuation Aviation Technical Services Airframe heavy maintenance #2 (Independent) Southwest Alaska Federal Express #1

Airframe Systems Good Balance Airbus and Boeing Commercial & Military High aftermarket content Sales by Market Channel 3Q YTD 2005 Regional, Business and General Aviation OE 6% Other 3% Boeing Commercial OE 11% Large Commercial Aircraft Aftermarket 24% Airbus Commercial OE 12% Regional, Business and General Aviation Aftermarket 7% Military & Space, OE & Aftermarket 26% Heavy Maintenance 11%

Airframe Systems Portfolio Assessment Today Operational Performance Financial Returns High Low Low High Actuation ATS Wheels & Brakes Landing Gear 2005

Airframe Systems Value Proposition Substantial margin improvement potential Actuation Landing Gear Excellent platform positions on existing and new programs Fuel long-term growth Wheel & brake business aligned with growing aftermarket

Airframe Systems Future Portfolio Position Operational Performance Financial Returns High Low Low High 2010 Actuation Landing Gear ATS Wheels & Brakes

Airframe Systems Key Performance Drivers Balanced Growth OE upturn driving top line growth Capitalize on aftermarket opportunities Re-capture market share Commercial cycle Outsourcing trends Operational Excellence Deliver new programs on schedule and on budget Improve operational performance Drive for reduced product cost Leverage the Enterprise Airframe highest priority for enterprise initiatives

Airframe Systems Turnaround at Aviation Technical Services Increased Efficiency New business model and performance metrics tied to entire order-to-pay cycle Detailed planning for every aircraft Floor labor involvement Volume management Volume increased with existing customers Selective addition of new business Outsource of non-core services creates capacity and reduces cost ATS Operating Income Trend

% Segment Margin Product Upgrades LG Cost Issues A380 Charge Price/Mix 0% 1% 2% 3% 4% 5% 6% 7% 8% Restr'g 3Q04 YTD Proforma 3Q04 YTD As Reported Gov Grant 9% Volume Related CI/ Supply Chain 3Q05 YTD Airframe Systems 2004 to 2005 Operating Margin Change Cost pressures and pricing offset volume and key initiatives FX/Other

Airframe Systems 2006 Margin Expansion Roadmap Volume, A380 improvement and key initiatives offset headwinds % Segment Margin No Charge Pension & Stock Acctg Actuation A380 FX Price/Mix 0% 1% 2% 3% 4% 5% 6% 7% 8% Material Cost Inflation 2005 Est. 2005 Charge 9% Volume Excl. Actuation A380 CI/ Supply Chain 2006 Est. Mid Range Cost/Vol

GOODRICH

Current Margin Factors
A380 Actuation System

✓ **Improvement actions:**

- **MDE Redesign complete**
  - R&D reduced ~$20M in 2006
  - Recurring production cost reduction
- **Initiatives underway for further cost reductions**
  - Motors
  - Titanium machining
- **Learning curve will further reduce costs**

A380 Primaries



Elevator SC x 4
Elevator EHA x 4
Aileron SC x 8
Aileron EHA x 4
Rudder EBHA x 4

~$30M improvement in 2006

42

Current Margin Factors Landing Gear Operational Inefficiencies Inconsistent supply chain performance Magnified by rate upturn Isolated quality issues Late delivery causing increased expedite costs Upturn driving supply/demand of raw material Steel and titanium price issues Forging lead times increasing Current period warranty costs peaking Expected to decrease going forward

Leadership team change Improving schedule performance Investing for capacity and productivity High-speed machining Low-cost country sourcing VSMPO titanium sourcing China machined parts initiative Current plan supports commercial rate upturn Landing Gear Improvement Actions Expect improved Landing Gear profitability beginning in 2006

Protect and Grow the Wheel & Brake Franchise Investing in new programs 787, Cessna Mustang, C5 Expanding product line Electric brakes, brake controls Growing service network US Airways outsource Investing in new technology New applications Product improvements Investing for growth in Wheel & Brake

GOODRICH

Current Margin Factors
Wheel & Brake Product Upgrades

- Opportunity to improve margin by reducing cost

- A320 fleet DURACARB® brake upgrade
  - Avoids purchased brake material costs
  - Extended brake life reduces overhaul frequency



- ERJ-145 wheel and DURACARB® brake upgrade
  - Extended brake life reduces overhaul frequency
  - Improves market competitiveness

- Costs should be slightly lower in 2006; net savings beginning 2007

Investment for lower cost

46

Other Margin Improvement Plans Cost Reduction Supply Chain initiatives Low cost sourcing in Asia Target 30-50% cost reduction on machined parts Aggressive application of Lean/CI Transition production to low cost sites Selective restructuring Reengineer problem programs for lower cost Step change in approach Global Sourcing Make Buy

Other Margin Improvement Plans
Top Line Growth


777

- ✓ **OE upturn drives growth**
- ✓ **Capitalize on aftermarket growth**
  - ASMs +~5% 2006 vs 2005
  - Landings +4-5% 2006 vs 2005
  - Aftermarket capture rate initiative in Actuation Systems
- ✓ **Leverage airline outsourcing trend**
- ✓ **Selective price increases**

OE volumes will pace revenue growth

48

GOODRICH

2006 Outlook
Airframe Systems

	Estimate 2005	Estimate 2006	Highlights
Sales	~ $1.84B	~ $1.94B	+ Landing Gear, Actuation OE + A380 deliveries + W heel & Brake Aftermarket - OE & aftermarket pricing - Currency/hedges
	+ 5-6%		
Segment Margins	4.0-4.2%	5.2-5.7%	+ Volume/absorption + A380 development cost + Cost improvement initiatives - Currency - Pension & stock accounting
	120-150 bp improvement		

Focus on Operational Excellence and Cost Reduction; expect steady margin growth beginning in 2006

49

Airframe Systems Summary A380 R&D cost largely behind us Recurring cost reduction plans underway Improving operational performance Actuation Landing Gear Focused on achieving double digit margins by end of cycle Range Sourcing initiatives yield benefits starting in 2006 OE upturn driving top line growth Protecting and growing Wheel & Brake franchise

Electronic Systems Segment John Grisik Segment President

Electronic Systems Segment De-Icing & Specialty Fuel & Utility Systems Lighting Sensors Power Systems Interior Products Optical & Space Systems 2004 Sales $ 1,131M OI $ 135M % OI/Sales 11.9% 3Q YTD 2005 Sales $ 956M OI $ 107M % OI/Sales 11.2%

GOODRICH

Electronic Systems Segment Key Market Positions

Business	Key Products	Market Share Position	Key Customers
Aircraft Interior Products	Evacuation Slides Crew Seats Ejection Seats	#1 #1 #2	Airbus, Boeing, Lockheed, USAF, Airlines
Fuel & Utility Systems	PTO Shafts & Drive Fuel Management HUMS	#1 #1 #1	Bell, Eurocopter, Sikorsky Boeing, Airbus, Lockheed Sikorsky, US Military
Lighting Systems	Internal & External Lighting Systems	#2	Airbus, Boeing, Military, Airlines
Power Systems	Electric Power Hoists & Winches	#2 #1	Airbus, MoD, BAES, Dassault, Lockheed
Optical & Space Systems	Laser Warning Sensors Optical Sys. L R Reconnaissance	#1 #2 #1	US & Allied Gov'ts Gov't Labs, NASA US & Allied Armed Forces
Sensor Systems	Air Data & Engine Sensors	#1	Boeing, Airbus, DOD, Lockheed, Rolls-Royce

53

High percentage of business #1 and #2 in market, strong customer base

Electronic Systems Segment Approximately 50% Military Sales Products generally lower sales price/unit, but many units Numerous competitions and resulting "small" wins R&D costs higher as percentage of sales, but no "big" bets Speed to market, entrepreneurial approach key to wins; speed often more important than price Other 7% Boeing Commercial OE 4% Large Commercial Aircraft Aftermarket 17% Airbus Commercial OE 6% Regional, Business and General Aviation Aftermarket 9% Military & Space, OE & Aftermarket 47% Sales by Market Channel 3Q YTD 2005 Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military Other East 34 58 94 166 82 451 70 Regional, Business and General Aviation OE 10%

Electronics Systems Segment Value Proposition Little dependency on Commercial OE cycle, good growth profile Military sales concentrated in emerging technology areas Strong aftermarket and retrofit potential Expanding margins and sustainable cash generation Expect ~200 basis point margin growth in 2006, steady growth to ~15 percent in this cycle Enabling technologies that benefit entire company

Electronics Systems Segment Key Performance Drivers Top Line (Balanced) Growth Capitalize on new opportunities Protect and grow surveillance and reconnaissance position Use proprietary technologies for new business opportunities Operational Excellence (Margin Protection) European consolidation Deliver on short cycle orders and improve on-time delivery Continue emphasis on cash conversion Decreasing R&D expenditures Leverage the Enterprise Initiate offshore design center from Bangalore base Capture greater benefits from low cost country sourcing

"Turnkey" Airborne Reconnaissance System Goodrich Provides: Airborne pods DB-110 EO/IR camera Data Link Recorder Ground stations Training Integrated logistics support Balanced Growth Optical & Space Systems Airborne Reconnaissance - DB-110

GOODRICH

Balanced Growth
Optical & Space Systems
Airborne Reconnaissance – DB-110 Market


UK Raptor
Tornado

Saudi Arabia
Italy
Germany



Poland


Gripen JAS 39

Sweden
Gripen Export
South Africa

Taiwan
Turkey
Greece
Norway
Japan
Thailand
Bahrain


F-16

Poland
Egypt
Israel
Denmark
Netherlands
Belgium
Singapore
Jordan


F-15

Saudi Arabia
Korea
Japan AF
USAF

✓ Total Sales Opportunity
- Current Programs - $186M
- Short Term Programs - $500M
- Long Term Programs - $350M

$1B Total sales opportunity

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Balanced Growth Optical and Space Systems Laser Warning Systems 20-Year Provider of Laser Warning Systems for Army Aviation and Ground Platforms First Production Contract for Third Generation System Awarded 2005 Future Migration to all U.S. Army Aviation Platforms (Blackhawk, Chinook, Combat Search & Rescue, Armed Reconnaissance Helicopter) Additional Opportunities with Global Coalition Partners AN/AVR-2B AN/VVR-3 $300M Domestic sales opportunity

Balanced Growth Sensors Unlimited Poor Visibility in SWIR Range Poor Visibility In Visible Range Short Wave IR uses light from the Sun Images at wavelength beyond the human eye Can image at poor visibility and low light levels Visible SWIR Wavelength (microns) 12.0 0.4 1.0 8.0 5.0 2.0 3.0 4.0 Can't See, "Absorbs Light" Can't See, Absorbs Light 1-2.4

UH-1Y AH-1Z 280 Aircraft MH-60S MH-60R 540 Aircraft UH-60M 1200 Aircraft V-22 450 Aircraft S/H-92 400 Aircraft Balanced Growth Vehicle Health Management Systems Production programs with Goodrich Health Management Systems Improves platform safety Reduces maintenance cost Enhances availability

Leverage the Enterprise Brake System Development Team Aircraft Wheels and Brakes Program Lead & Integration Troy, Ohio Fuel and Utility Systems Systems Engineering BCS Software and Electronics Vergennes, Vermont Goodrich Sensor Systems Brake Temperature and Tire Pressure, when required Actuation Systems Electric Brake Software Electronics Electro-Mechanical Actuation Cedar Knolls, New Jersey

Evacuation System Overview System Details Main Deck (MD): 10 slides (M1-extendable, M2, M3, M4, M5) Upper Deck (UD): 6 slides (U1, U2/U3-common) Fuselage-mounted slide Door-mounted slide M1 M2 U1 M3 U2 U3 M4 M5

A380 Slide Demonstration (Movie Clip)

A380 Evacuation System Summary The A380... Will have more evacuation slides than any other aircraft (16 vs. 12 on the 747-400) Will accommodate more people (872 passengers and crew) A challenging program from the onset, with increased demands due to new and/or changing requirements Goodrich has met this challenge and will deliver the most technically advanced evacuation system ever A380 Upper Deck 2 and Embaer 170 Slides 48.25 ft. 14.58 ft.

GOODRICH

2006 Outlook
Electronic Systems Segment

	Estimate 2005	Estimate 2006	Highlights
Sales	~ $1.27B	~ $1.37B	+ Commercial Aircraft OE + Military & Space OE & Aftermarket - Regional/Business & GA Aftermarket
	+ 7-9%		
Segment Margins	11.0-11.5%	13.0-13.5%	+ Volume/absorption + A380 development cost + Cost improvement initiatives - Currency - Pension & comp accounting - OE & aftermarket pricing - Higher OE mix
	~200 bp improvement		

Focus on Operational Excellence and Cost Reduction; expect margin expansion in 2006

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Electronic Systems Segment 2006 Margin Expansion Roadmap Volume and key initiatives offset cost and pricing headwinds 2005 Est. Mid Range Volume Productivity Supply Chain R&D Spend Restructuring Pricing Cost Headwinds/ Other 2006 Est. Mid Range

Electronics Segment Summary 2004 2005 2006 2007 2008 2009 Electronics 0.119 0.114 0.13 0.135 0.138 0.145 OI/Sales Margins ELECTRONIC SYSTEMS Critical programs won Operational excellence and cost reduction are key to margin expansion Initiatives in place to achieve 2006 goals On-going investment in technology, programs, and re-structuring to improve financial returns

Engine Systems Segment Cindy Egnotovich Segment President Goodrich 2005 Investor Conference

Engine Controls Cargo Systems Turbine Fuel Technologies Aerostructures 2004 Sales $ 1,940M OI $ 265M OI/Sales 13.7% 3Q YTD 2005 Sales $ 1,661M OI $ 303M OI/Sales 18.3% Engine Systems Segment Introduction Turbomachinery Products Customer Services

Engine Systems Segment Key Market Positions Business Key Products Market Share Position Key Customers Aerostructures Nacelle System Structures #1 Airbus, Boeing, Engine OEs, DOD, Airlines Engine Controls Engine Control Systems #1 - #2 Rolls-Royce, MOD, Airlines Turbine Fuel Technologies Fuel Nozzles / Manifolds #1 - #2 Rolls-Royce, Honeywell, DOD, GE, UTC Cargo Systems Mechanical, Electronic Cargo Systems #1 Boeing, Airbus, Airlines High percentage of business #1, #2 in market, strong customer base

Engine Systems Segment Sales Mix Sales by Market Channel Q3 YTD 2005 Actual Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other 124 426 77 486 105 0 318 125 Other 8% Boeing Commercial OE 7% Airbus Commercial OE 26% Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 6% Military & Space, OE & Aftermarket 19% Regional, Business and General Aviation OE 5% Highest Airbus OE Content Highest Aftermarket Proportion Growth in Regional OE

Engine Systems Segment Sales by Channel Military & Space Large Commercial OE Regional & Business Other Commercial Aftermarket $1.94B Sales - 2004 Boeing IAE Rolls-Royce GE P&W Honeywell Airbus Direct 139 194 103 35 33 0 130 Key Drivers for Growth: Commercial OE Boeing/Airbus OE build rates Commercial aftermarket Airbus fleet growth/utilization Rolls-Royce Regional and business fleet installed base $566M O/E Aftermarket 225 180 O/E Aftermarket 73 111 O/E Aftermarket 121 29 $184M $405M $634M Direct to OEM Aftermarket

Engine Systems Segment Value Proposition Capitalize on new program wins to drive top-line growth High-margin aftermarket growth Continued focus on Operational Excellence Sustainable high margins

Engine Systems Segment Key Performance Drivers Top Line (Balanced) Growth Capitalize on new program wins Protect and grow aftermarket opportunities Position proprietary technologies for new business opportunities Operational Excellence (Margin Protection) Deliver new programs on schedule and on budget Continue emphasis on operational performance Leverage the Enterprise One-Face-to-the-Customer key initiatives Key Performance/Margin Drivers:

Engine Systems Segment - Balanced Growth Top Line Growth - Long Term Prospects CAGR = 6.9% *2010 and beyond based on consensus forecast and current estimates Protect the Spares and MRO margin streams Leverage Legacy OEM platforms Execute on 787 and A350 wins Position for single- aisle replacement Aerostructures - Expected Sales Growth

Engine Systems Segment Balanced Growth - Top Line Drivers A350 & 787 Nacelle System A380/Trent 900 CF34-10 (Embraer) Small Engine Controls Engine Control Systems - Trent 1000 C-5 Re-Engine Total Recent Wins Value $ 10.0 $ 1.8 $ 1.4 $ 1.3 $ 1.0 $ 0.8 $16.3 New Programs Recent Wins: Expected OE/Aftermarket Sales ($Bil)

Engine Systems Segment - Balanced Growth Protect and Grow Aftermarket Goodrich nacelle aftermarket opportunity peaks with nacelles ages 5 - 19 years

Engine Systems Segment - Balanced Growth Protect and Grow Aftermarket CAGR = 13.4% ('05-'15)

Engine Systems Segment - Balanced Growth Speed and Ease to Market Spares Physical Inventory Spares Delivery Performance to Customer Request Date Integrated statistic- based forecast system Increased ability to forecast consumption Ability to provision parts to meet aftermarket customer demand Combined production and warehouse ordering system 95% of spare parts delivered in 5 days or less

Active Combustion Control Lowered emissions Longer engine component life Lower acoustic signature Engine Control Systems Low-Cost Electronics HUMS Technology Advanced Nacelles Acoustic Treatment Quiet Technology Advanced Materials/Processes Cost/Weight Savings Fuel Injector Controller Sensor(s) Pressure Temperature Oxygen Injector Health Monitoring Q'(x) = f(P'(x)) (BLACK BOX) Engine Systems Segment - Balanced Growth Technology Drivers - New Business

Operational Excellence
Lean Product Development



Planning
Execution
Stable Production
MACRO Learning
VOC
Impact Matrix
Customer Deliverables
3P
LWW Prog. Plan
Part Family
Assy. Flow I
Assy. Flow II
Cell Layout
Std. Work
Pull Systems
Validate SW

- ✓ **787 and A350 Nacelle Programs**
  - ➢ **Raises Performance Bar**
- ✓ **Relentless Application**



LPD Model
$$
Least Waste Way
Cum Non-Recurring
Recurring Unit Cost
Time

A structured approach

82

Operational Excellence New Operations Model Hand Lay-Up of Composites Automated Fiber Placement (AFP) Traditional Assembly Processes To To Labor Intensive Operator Sensitive Tool Controlled Poor Material Utilization Machine Intensive Machine Controlled Improved Material Utilization 138 days 60 days

Leverage the Enterprise Customer Services CUSTOMERS Civil - Military - Regional - Business Five key initiatives Program & Logistics Management Enterprise Business Development Customer Facing Tools CUSTOMER SERVICES Customer Support Management MRO Centers of Excellence

HQ Monroe Shirley Xiamen Singapore Sydney CS Call Center CS MRO COE CS AOG Exchange Pool Dubai Commencing in Q4 2006 Leverage the Enterprise Customer Services MRO Centers of Excellence

GOODRICH

Engine Systems Segment Financial 2006 Outlook

	Estimate 2005	Estimate 2006	Highlights
Sales	~ $2.23B	~ $2.31B	+ OE requirements (< market) + Spares/MRO growth (> mkt.) - Military programs completion ➤ C-5 pre-production ➤ Military gridlock ➤ RAAF F-18 - FX
	+ 3-4%		
Segment Margins	17.5-18.0%	18.0-18.5%	+ Volume/absorption + Aftermarket mix + Cost improvements + Enterprise initiatives - FX
	Up ~ 50 BP		

Market driven sales growth, margin retention/expansion

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Engine Systems Segment Summary OE growth driven by market upturn, new program wins Aftermarket, services expansion through platform positions and aggressive grow and protect strategies Continued focus on operational excellence Alignment initiatives streamlining business interfaces, driving innovation, and reducing costs 2004 2005 2006 2007 2008 2009 Engines 0.137 0.176 0.178 0.184 0.19 0.19 OI/Sales Margins Engine Systems

Pausing for a short break... We'll be right back!!

Operational Excellence Marshall Larsen Chairman, President and CEO Goodrich 2005 Investor Conference

Operational Excellence Value Proposition Moving the margins for the enterprise Driving working capital improvement Positioning Goodrich to win future programs Deliver products and services on time, on budget Operational excellence will involve the whole enterprise

Operational Excellence The Right Tools Customer satisfaction On time delivery Quality Cost Reduction Supply chain management Low cost sourcing Lean manufacturing Continuous improvement Deliver on new programs Lean product development

Organizational Structure Operational Excellence Continuous Improvement Operational Support Technical Centers OPERATIONAL EXCELLENCE Supply Chain Management Establish Operational Excellence organization as a resource for the business units Increase the volume sourced in low cost countries Implement indirect procurement solution Develop offshore engineering services solution in India Reduce Cost of Quality Continuous Improvement implementation to improve delivery Implement Lean Product Development across the enterprise

Low Cost Operations Initiatives Global operations improve competitive position Global Manufacturing Make/Buy process to identify outsourcing opportunities Coordinating manufacturing sites in low cost areas Manufacturing footprint reduction and rationalization Low Cost Engineering Over $300M in yearly Goodrich-funded NRE Develop offshore engineering services solution in India Over 400 man-years of work identified as transferable Up to 60% cost reduction possible

Continuous Improvement / LEAN LEAN in the Factory Focus at the cell level Focus between sites Site consolidation Supply Chain LEAN in the Office All areas accountable for LEAN deployment LEAN Product Development Product Development an anchor LPD a game changer Our evolving LEAN culture Simple Metrics Flow Down of PD Matrix Linked and Aligned to Business Obj. Policy Deployment LEAN being leveraged across Goodrich

Operational Excellence What is Different in 2006 CEO/Senior Management team driven Operational excellence organization defined and led by experts Investing in systems and people to ensure success Common metrics established , with accountability for success Uniform approach; employees have embraced the effort Operational excellence is management's top priority

Financial Review Scott Kuechle Senior Vice President Chief Financial Officer Goodrich 2005 Investor Conference

Agenda Capital Structure Objectives 2005 and 2006 Outlook

Capital Structure

- Goal to achieve/maintain mid to upper BBB credit ratings

Credit Ratings	Today	Outlook	Objective
S&P	BBB –	Positive	BBB/BBB +
Moody's	Baa 3	Not yet updated	Baa2/Baa 1
Fitch	BBB	Stable	BBB/BBB +
Debt to EBITDA	~2.5X at YE		2.0-2.5X

- Debt reduction completed as promised
  - $1.3B repaid since 10/1/02 pro forma for TRWAS

- Comfortable with LT dividend payout ratio in 30-40% range
  - Consistent with peers
  - Currently ~40%, decreasing to ~35% in '06 with higher earnings

- Cash flow, divestiture proceeds and leverage (within credit objectives) available for acquisitions, pension funding or share repurchases

Prudent capital structure

98

Agenda Capital Structure Objectives 2005 and 2006 Outlook

2005 Financial Outlook Actual Nine Months Implied Q4 2005 Outlook Sales $3,999M ~$1,300M ~$5,300M Net Income $194 $56-68 $250-262 Diluted Earnings Per Share: - Continuing Operations $1.46 $0.43-0.53 $1. 89-1.99 - Net Income $1.57 $0.43-0.53 $2.00-2.10 Cash Flow from Operations $195M $147-$167M * $342-$362M* Capital Expenditures ($103M) ($47-67M) ($150-170M) Free Cash Flow (1) $92M ~$100M * ~$192M* Conversion % (2) 47% ~160%* ~75%* 2005 outlook unchanged from October - EPS up >40% from 2004 (1) Cash Flow from Operations minus Capital Expenditures (2) Free Cash Flow/Income from Continuing Operations Note: See supplemental information slide #116 for detailed calculation of Free Cash Flow and Conversion as of the dates indicated. * Before incremental voluntary $100M pension contribution now planned for Dec 2005

2006 Outlook Continued robust growth in most market channels Margin expansion continues ~+100 basis points to ~12.5% On track to achieve mid-teens segment margin by 2009- 2010 EPS growth constrained by headwinds in pension, FX and stock-based compensation of ~$0.28 Actions taken to mitigate headwinds $100M pension contribution planned in December 2005 Closed defined benefit pension plan for new hires

2006 Outlook P&L Summary ($M) Estimate 2005 Estimate 2006 B/(W) Sales ~$5.3B $5.6-5.7B +6-7% Segment Income ~$615 $700-720 +15% Margin % ~11.5% ~12.5% +~1 point Effective Tax Rate (%) ~33% ~33% Income-Cont. Ops. $238-245 $275-300 +12-26% EPS (Diluted) - Continuing Operations $1.89-1.99 $2.20-2.40 +10-25% - Reported $2.00-2.10 $2.20-2.40 +10-20% Diluted Shares ~125M ~125M Strong sales, margin and earnings growth

2006 Segment OI Margin Expectations 1 2 3 4 5 6 7 8 9 East Volume/ Price Supply Chain/ C.I. R&D Mix Cost Inflation *Head winds 2005 Segment OI ~11.5% 2006 Segment OI ~12.5% ~11.5% 0.3% (0.4%) (0.9%) (0.5%) ~12.5% * FX, Pension and Stock Based Compensation Expense 0.2% Restructuring 0.9% 1.4%

2004 2005 2006 2007 2008 2009 Airframe 0.055 0.042 0.053 0.069 0.084 0.1 Electronics 0.119 0.114 0.134 Engines 0.137 0.176 0.178 0.184 0.189 0.195 Longer Term Margin Growth Expectations Segment OI/Sales Margins AIRFRAME SYSTEMS ELECTRONIC SYSTEMS ENGINE SYSTEMS Expect total Company margins to be ~15% by 2009

2005 to 2006 Earnings Bridge (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS Continuing Operations - 2005 Outlook (Mid-Range) $5,300 $242 $1.94 - Sales growth and margin expansion before FX/Pension/R&D $350 $74 $0.59 - Expense R&D, including excess costs on A380 $19 $0.15 - Foreign Exchange and Stock-Based Compensation ($27) ($0.21) - Pension Expense (5.75% discount rate, after $100M contrib.) ($10) ($0.08) - 2005 debt retirement costs not repeated $8 $0.06 - Corp Costs, Other Expense, Interest, Taxes ($19) ($0.15) Continuing Operations - 2006 Outlook (Mid-Range) $5,650 $287 $2.30

2006 Earnings Guidance Quarterly expectations Q1 weakest quarter operationally with higher than average restructuring costs Stock-based compensation costs ($13M) in Q1 FX costs split ($7M) pretax in 1H, ($20M) pretax in 2H Factors outside guidance range Final resolution of Rohr and Coltec tax cases - expected early/mid 2006 Resolution of remaining A380 contractual disputes with Northrop Impact of acquisitions or divestitures

Tax Litigation and Open Audits Coltec Tax Litigation Favorable decision from U.S. Court of Federal Claims received November 2, 2004 Case now at U.S. Court of Appeals. Decision expected 1H 06 Financial Implications if upheld on appeal (as of 9/30/05) Cash inflow of ~$116 million after tax on interest Income of ~$148 million or ~$1.18/Share EPS Recorded in Discontinued Operations Rohr Tax Case and 1997-1999 Audits Settlement expected in 2006 Financial implications based on current status: Income benefit which could be material to financial statements Cash outflow <$100M Financial impact excluded from 2006 guidance

2006 P&L Headwind Items Pretax Income Vs. 2005 EPS Vs. 2005 Pension Expense (Updated from October) ($15M) ($0.08) Based on asset values and discount rates (5.75%) at 10/31/05 projected to YE Includes benefit of $100M voluntary contribution now planned in December Foreign Exchange ($27M) ($0.13) Impact results from favorable hedges rolling off in 2005/2006 GR 90% hedged for 2006 so additional FX moves will have little impact on 2006 EPS Stock-based Compensation ($14M) ($0.07) Accelerated expensing for retiree-eligible employees ($9M) and phase in of restricted stock unit grants ($13M) of additional $14M expense recognized in Q1 Expense remains at 2006 levels in out-years Headwinds quantified and reflected in guidance; actions taken to reduce impact

2006 Headwind LT Pension Expense Outlook 2005 2006 2007 2008 2009 98 113 94 74 59 Contributions-Global ~$150M ~$110M ~$105M ~$30M ~$30M Discount Rate: - Expense 5.875% 5.75% 6.25% 6.5% 7.0% - Funded Status 5.75% 6.25% 6.5% 7.0% 7.0% Asset Returns 9% 9% 9% 9% 9% ABO YE Funded States - US 83% 90% 96% 101% 101% Expense should trend down as interest rates move toward normal cyclical levels Contribution requirements decrease as plans become more fully funded Pension legislation may impact required contributions Expense sensitivity provided as Supplemental Information $ Mil Worldwide Pension Expense $98 $113 $94 $74 $59

2006 Headwind Foreign Exchange Hedging Program ~ $600M equivalent net cost position in £/€/CAD 85-90% of sales in US$ 70-75% of pre-tax costs in US$ Exposure increased significantly with Aeronautical Systems acquisition due to European manufacturing presence Active programs to reduce exposure Outsourcing Contract terms Purpose is to reduce earnings and cash flow volatility Hedge out 3-5 years on declining basis 80-100% next 12 months 60-80% 13-24 months 40-60% 25-36 months 20-40% 37-48 months Guidance range provides discipline while allowing judgment at peak/trough EXPOSURE HEDGING PROGRAM Understand exposure Active programs to reduce exposure Effective hedge program to reduce volatility

2006 Headwind Foreign Exchange Additional Year-Over-Year Expense if Rates Stay at 11/15/05 Levels FX Headwind of ~$27M in 2006 as favorable hedges roll off; additional ~$4M headwind in 2007 at current rates. $M $27 $4 ($1) ($5) Sensitivity to Rate Changes Minimal change in 2006 due to 90% hedge position Each 1% increase in dollar strength ~$3M income in 2007 Airframe Engine Electronics 2006 2007 2008 2009

2006 Outlook Free Cash Flow ($M) Estimate 2005 Estimate 2006 2006 Highlights Net Income (Mid-range) $255 $287 Deprec. & Amort. $226 $240 - Higher CAPEX Working Capital -- Non-Product Inventory -- Other ($50) ($125) ($100) ($27) - New program investments in Engines (787/A350) - Improvement in working capital management Income Taxes/Other $44* $30 - Favorable timing differences in tax Cash Flow-Operations $350* $430 Capital Expenditures ($150-170) ($240-260) - New program investment in Engines, Landing Gear OE capacity, Common ERP Free Cash Flow (1) ~$190M* ~$180M Conversion (2) ~75%* ~50-75% - Target 100% over Cycle Investment in 2006 to support new Engine Segment programs (1) Cash Flow from Operations minus Capital Expenditures (2) Free Cash Flow/Net Income from Continuing Operations Note: See supplemental information slide #116 for detailed calculation of Free Cash Flow and Conversion as of the dates indicated. *Before $100M voluntary pension contribution expected in December

Capital Expenditures 2004 2005 2006 2007 East 200 210 230 250 CC 150 160 175 190 4% of Sales 3% of Sales RANGE RANGE RANGE Includes >$75M for - 787/A350 Nacelles - Final LG Rate Ramp - ERP - Dubai Service Center $M CAPEX expected to return to more normal levels in 2007

2006 Outlook Summary 6% to 7% sales growth ~100 basis point segment margin expansion Operational excellence and volume leverage 10% to 25% growth in EPS from continuing operations Free cash flow conversion of 50-75% reflects new program success New program investments (A380, 787, A350) Capital for cost reduction, capacity, landing gear OE rate increases Actions taken to reduce non-operational headwinds to ($0.28/share) Balancing short-term earnings improvements & long-term value creation

Goodrich 2005 Investor Conference Supplemental Information

Supplemental Information
Cash Flow

(Dollars in Millions)	3Q 2004	2005 3Q Actual	2005 3Q YTD Actual	2005 Estimated 4Q	2005 Full year Outlook	2006 Outlook
Net Income from Continuing Operations	$50	$61	$180	$54-67	$235-247	$275-300
Cash Flow from Operations	$109	$88	$195	>$150	>$340	>$430
Capital Expenditures	$31	$37	$103	$47-67	$150-170	$240-260
Calculations:						
Free Cash Flow - (Cash Flow from Operations minus Capital Expenditures)	$78	$51	$92	>$93	>$180	>$180
Free Cash Flow Conversion - (Free cash flow divided by net income from continuing operations)	156%	84%	51%	154%	75%	50-75%

Free Cash Flow (defined as cash flow from operations minus capital expenditures) and Conversion (defined as Free Cash Flow divided by net income from continuing operations) are non-GAAP financial measures that management believes are useful for investors, because they portray the company's ability to generate cash from its core businesses for such purposes as repaying debt, funding acquisitions and paying dividends. Management uses these measures internally to assess business performance and overall liquidity and uses Free Cash Flow as a component for determining incentive-based compensation. These measures should not be considered as substitutes for cash flow from operations, and do not necessarily represent amounts available for discretionary expenditures. Because not all companies calculate these measures in the same manner, the company's presentation may not be comparable to other similarly titled measures reported by other companies.

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Pension Expense Sensitivity 2006 expense will be based on 12/31/05 interest rates/asset values 2006 global pension expense sensitivity to different YE assumptions for the U.S. Qualified Plan: Pension expense will be re-measured in Q2 2006 due to introduction of new retirement programs Expense decreases if asset values/interest rates increase Expense increases if asset values/interest rates decrease Estimated 12/31/05 U.S. Discount Rate: Estimated 12/31/05 U.S. Qual. Plan Assets Estimated 12/31/05 U.S. Qual. Plan Assets Estimated 12/31/05 U.S. Qual. Plan Assets Estimated 12/31/05 U.S. Discount Rate: -$100M $2.05B +$100M 5.50% $143M $124M $105M 5.75% $132M $113M $94M 6.00% $121M $102M $83M Includes benefit of $100M voluntary contribution now planned in December 2005.

Closing Remarks Marshall Larsen Chairman, President and CEO

The Value Proposition for Goodrich 2006 - 2010 Expectations Great market positions Good top line growth expected over the next several years Substantial margin improvement opportunity High margin aftermarket growth and OE volume leverage Development program costs mitigate Expect that Airframe margins will bottom out in 2005 Significant cash flow improvement begins in 2007 Sustainable income growth beyond the OE cycle Expect continued growth in aftermarket - faster than ASMs Goodrich should see "cycle on top of cycle" for OE production A380, Boeing 787, A350 all have high Goodrich content Key for 2006: Entire organization focused on margin improvement - with a sense of urgency

Annual Investor Conference December 12, 2005 New York City Questions & Answers